UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2017

Nexstar Media Group, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-50478	23-3083125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 E. John Carpenter Freeway, Suite 700

Irving, Texas 75062

(Address of Principal Executive Offices, including Zip Code)

(972) 373-8800

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On July 19, 2017, Nexstar Broadcasting, Inc. (“Nexstar Broadcasting”), an indirect wholly-owned subsidiary of Nexstar Media Group, Inc., entered into amendments to each of its senior secured credit facilities. The main provisions of the amendments, effective as of July 19, 2017 (the “Effective Date”), are as follows:

•	An increase in Term Loan A facilities of $456 million, the proceeds of which were used to partially repay the existing Term Loan B facilities of Nexstar Broadcasting.

•	For its revolving and Term Loan A facilities, a reduction in applicable margin for Eurodollar rate loans to 1.50%, if its consolidated first lien net leverage ratio is less than 1.50:1.00; 1.75% if it is less than 2.50:1.00 but greater than or equal to 1.50:1.00; 2.00% if it is less than 3.25:1.00 but greater than or equal to 2.50:1.00; and 2.25% if it is greater than or equal to 3.25:1.00.

•	For its Term Loan B facilities, a reduction in applicable margin for Eurodollar rate loans to 2.50%.

•	For its revolving and Term Loan A facilities, extension of the maturity date to five years from the Effective Date.

The foregoing description is qualified in its entirety by reference to the text of the amended credit agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and the terms of which are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 is incorporated into this Item 2.03 by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Credit Agreement, dated as of January 17, 2017, by and among Nexstar Broadcasting, Inc., Nexstar Media Group, Inc., Bank of America, N.A. and the several lenders party thereto, as amended by that Amendment No. 1, dated as of July 19, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXSTAR MEDIA GROUP, INC.

By:	/s/ Thomas E. Carter
Name:	Thomas E. Carter
Title:	Chief Financial Officer (Principal Financial Officer)

Date: July 25, 2017

EXHIBIT INDEX

Exhibit No.	Description

10.1	Credit Agreement, dated as of January 17, 2017, by and among Nexstar Broadcasting, Inc., Nexstar Media Group, Inc., Bank of America, N.A. and the several lenders party thereto, as amended by that Amendment No. 1, dated as of July 19, 2017.